SunAmerica Style Select Series, Inc.
Supplement to the SunAmerica Focused Prospectus dated January 30, 2002.
 As supplemented April 16, 2002.
For the period of May 1 through June 30, 2002, Class II shares of the Large-Cap Growth and Mid-Cap Growth Portfolios will be offered without incurring a front-end sales charge. All other fees and sales charges, including Contingent Deferred Sales Charges, will continue to apply as provided in the prospectus.






Dated: May 1, 2002